(NYSE: WAL) January 23, 2015 Western Alliance Bancorporation 4th Quarter Earnings Call

2 Financial Highlights Q4 2014 Highlights q Q4 2014 net income of $40.4 million, EPS of $0.46, net operating revenue of $109.0 million q Net operating revenue growth quarter-over-quarter of $5.3 million, compared to an increase in operating expenses of $5.0 million q Loan growth quarter-over-quarter of $469 million to $8.40 billion, deposit growth of $233 million to $8.93 billion, and asset growth of $312 million to $10.60 billion q Tangible book value per share rose $0.68 from $9.53 to $10.21 during the current quarter q Nonperforming assets (nonaccrual loans and repossessed assets) to total assets was 1.18%. Net loan recoveries to average loans outstanding was 0.04% (annualized) q Tier 1 Leverage Capital ratio of 9.7% and Total Risk Based Capital ratio of 11.7% q ROA of 1.56% and ROTCE of 18.15% 2014 Annual Highlights q Total loan and deposit growth of $1.60 billion and $1.09 billion, respectively, from December 31, 2013 q Net income of $148.0 million and EPS of $1.67, compared to $115.0 million and $1.31 for 2013, respectively q Tangible book value per share of $10.21, up 29.2% from $7.90 at December 31, 2013 q ROA of 1.50% and ROTCE of 18.52%

3 Quarterly Consolidated Financial Results Highlights q Year over year improvements in net operating revenue of 14.5% and pre-tax pre-provision income of 18.7% resulted in a 28.7% increase in net income q Provision for credit losses declined as the Company realized net recoveries during the current quarter q Debt valuation gains of $1.4 million related to the trust preferred securities $ in millions, except EPS Q4-14 Q3-14 Q4-13 Net Interest Income $ 102.1 $ 98.1 $ 90.0 Operating Non-Interest Income 6.9 5.6 5.2 Net Operating Revenue $ 109.0 $ 103.7 $ 95.2 Operating Non-Interest Expense (57.0) (52.0) (51.4) Pre-Tax, Pre-Provision Income $ 52.0 $ 51.8 $ 43.8 Provision for Credit Losses (0.3) (0.4) (4.3) Gains on OREO and Other Assets 1.1 2.0 2.2 Debt Valuation and Other Fair Market Value Adjustments 1.4 0.9 (2.6) Loss on Extinguishment of Debt — (0.5) (1.4) Other 0.3 0.1 (1.6) Pre-tax Income $ 54.5 $ 53.9 $ 36.1 Income Tax (14.1) (12.9) (4.0) Discontinued Operations — — (0.7) Net Income $ 40.4 $ 40.9 $ 31.4 Preferred Dividend (0.3) (0.3) (0.3) Net Income Available to Common $ 40.1 $ 40.6 $ 31.1 Average Diluted Shares Outstanding 88.0 87.6 86.9 Earnings Per Share $ 0.46 $ 0.46 $ 0.36

4 Annual Consolidated Financial Results Highlights q Net operating revenue increased 15.5%, while expenses increased 10.6%, resulting in improved operating leverage q Pre-tax, pre-provision income increased 21.4% and net income increased 28.7%, substantially as a result of improved operating leverage q Provision for credit losses declined as the Company reported net recoveries for each quarter of 2014 $ in millions, except EPS 2014 2013 Net Interest Income $ 384.9 $ 332.9 Operating Non-Interest Income 24.0 21.1 Net Operating Revenue $ 408.9 $ 354.0 Operating Non-Interest Expense (213.3) (192.9) Pre-Tax, Pre-Provision Income $ 195.6 $ 161.1 Provision for Credit Losses (4.7) (13.2) Gains on OREO and Other Assets 5.4 2.4 Debt Valuation and Other Fair Market Value Adjustments 1.2 (6.5) Loss on Extinguishment of Debt (0.5) (1.4) Bargain Purchase Gain 0.0 10.0 Merger / Restructure Expense (0.2) (5.8) Other 0.7 (0.9) Pre-tax Income $ 197.5 $ 145.7 Income Tax (48.3) (29.8) Discontinued Operations (1.2) (0.9) Net Income $ 148.0 $ 115.0 Preferred Dividend (1.4) (1.4) Net Income Available to Common $ 146.6 $ 113.6 Average Diluted Shares Outstanding 87.5 86.5 Earnings Per Share $ 1.67 $ 1.31

5 Cash and Due from Banks Net Interest Drivers Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $306 $355 $379 $259 $164 $ in billions Loans and Yield Total Investments and Yield Interest Bearing Deposits and Cost of Funds $ in millions Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 3.11% 3.15% 3.08% 3.11% 3.07% $1.7 $1.7 $1.6 $1.6 $1.5 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 0.33% 0.32% 0.32% 0.33% 0.32% $5.6 $6.1 $6.2 $6.5 $6.6 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 5.48% 5.27% 5.29% 5.18% 5.20% $6.8 $7.1 $7.5 $7.9 $8.4

6 Net Interest Income and Accretion $ in millions Note: Disposition Accretion is the recognition of incremental credit and interest rate marks upon sale, disposition or transfer to OREO of a PCI loan; Normal Accretion is scheduled amortization of interest rate marks over the estimated remaining life of the loan pool Highlights q Net Interest Income increased $4.0 million quarter over quarter, which includes a $1.3 million reduction in disposition accretion q PCI adjusted Net Interest Margin (NIM) was 4.39% for the quarter, reported NIM of 4.44% benefited from $1.8 million of non-recurring payoff gains from organic loans Net Interest Income and NIM Purchased Credit Impaired Loan Accretion Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 4.44% 4.41% 4.39% 4.43% 4.44% Q4-13 Q1-13 Q2-14 Q3-14 Q4-14 4.34% 4.37% 4.26% 4.33% 4.39% Disposition Accretion Normal Accretion Adjusted Net Interest Margin, excluding disposition accretion • $90.0 $90.8 $93.9 $98.1 $102.1 $2.5 $1.0 $3.1 $2.5 $1.2 $2.2 $2.4 $1.8 $1.6 $1.4

7 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $6.4 $7.1 $6.4 $6.5 $7.1 $6.7 $6.3 $6.6 $5.1 $5.4 $8.2 $9.1 $7.4 $8.2 $11.4 Operating Expenses and Efficiency $ in millions Highlights q Other expenses increased quarter over quarter as a result of a contribution to the WAL charitable foundation and increased marketing, business development, and loan and repossessed asset expenses Operating Expenses and Efficiency Ratio Breakdown of Operating Expenses Other Professional Fees + Data Processing Occupancy + Insurance Compensation Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 51.9% 51.0% 49.4% 47.2% 49.4% $51.4 $52.1 $52.2 $52.0 $57.0 $33.1 $30.1 $29.6 $31.8 $32.2

8 Pre-Tax, Pre-Provision Operating Income, Net Income, and ROA $ in millions Pre-Tax, Pre-Provision Operating Income and ROA Net Income and ROA Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $43.8 $44.4 $47.4 $51.8 $52.0 1.93% 1.90% 1.95% 2.06% 2.00% Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $31.4 $31.1 $35.5 $40.9 $40.4 1.38% 1.33% 1.46% 1.63% 1.56%

9 Consolidated Balance Sheet $ in millions q Allowance for Credit Losses increased $10 million year over year as net recoveries augmented the provision in boosting the reserve q Shareholders' Equity declined $2 million quarter over quarter as the increase from retained earnings and OCI was offset by the payoff of half ($70.5 million) the SBLF Preferred Stock HighlightsQ4-14 Q3-14 Q4-13 Investments & Cash $ 1,712 $ 1,856 $ 1,996 Total Loans 8,398 7,929 6,801 Allowance for Credit Losses (110) (109) (100) Other Assets 601 613 610 Total Assets $ 10,601 $ 10,289 $ 9,307 Deposits $ 8,931 $ 8,698 $ 7,838 Other Liabilities 669 588 614 Total Liabilities $ 9,600 $ 9,286 $ 8,452 Shareholders' Equity 1,001 1,003 856 Total Liabilities and Equity $ 10,601 $ 10,289 $ 9,307 Tangible Book Value Per Share $ 10.21 $ 9.53 $ 7.90

10 Consumer 1% Community Association Lending 1% Leasing 1% Unsecured 1% Hotel 1% Multifamily 2% Loan Portfolio Distribution Q4 2014 Public Finance 10% CRE Investor CRE Owner- Occupied Commercial Other 3% Retail 7% Office 6% Industrial 5% Other 4% Retail 4% Office 4% Industrial 4% Revolving Lines 4% Secured 8% SBA 3% < Non-Profit 4% Resort Finance 3% Mortgage Warehouse Lending 4% Corporate Finance 5% Equipment Finance 3% Construction 4% Land 4% 1-4 Residential Mortgage 4%

11 Distribution by Geography In-Footprint Out-of-Footprint Total Arizona 25.8% 2.2% 28.0% California 19.1 1.8 20.9 Nevada 19.7 0.3 20.0 Public Finance 8.6 0.9 9.5 Corporate Finance 1.0 4.4 5.4 Equipment Finance 3.1 1.2 4.3 Mortgage Warehouse Lending 3.2 1.1 4.3 Non-Profit 1.4 2.1 3.5 Resort Finance 2.3 1.0 3.3 Community Association Lending 0.1 0.7 0.8 Total 84.3% 15.7% 100.0% Weighted Grade (Scale of 1 to 9) 4.0 3.5 3.9 Weighted Term to Maturity (Years) 5.0 4.2 4.9 Weighted Term to Reprice (Years) 3.1 1.3 2.8 Loan Portfolio Distribution Q4 2014

12 Loan Growth and Portfolio Composition $ in millions Commercial & Industrial CRE, Non- Owner Occupied CRE, Owner Occupied Residential and Consumer Construction & Land Highlights q Total proportion of CRE loans in the portfolio has decreased nearly 10% year over year, primarily due to the accelerated growth in C&I loans q Quarter over quarter loan growth driven by C&I (7.2%, or $238 million) and Construction & Land (11.3%, or $76 million), while Residential and Consumer continues to roll off as planned $1.60 Billion Year Over Year Growth $6,801 $7,109 $7,545 $7,930 $8,398 Growth: +308 +436 +385 +469 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $2,478 $2,723 $3,028 $3,294 $3,532 $1,562 $1,606 $1,603 $1,620 $1,733 $1,832 $1,842 $1,934 $1,993 $2,053$536 $554 $609 $672 $748 5.8% 23.0% 26.9% 36.4% 7.9% 4.0% 20.6% 24.4% 42.1% 8.9% $393 $383 $370 $351 $332

13 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $2,200 $2,094 $2,279 $2,247 $2,288 $710 $750 $795 $809 $855 $3,310 $3,672 $3,637 $3,685 $3,870 $1,618 $1,633 $1,759 $1,957 $1,918 Deposit Growth and Composition $ in millions NOW CDS Non-Int Bearing DDA $7,838 $8,149 $8,470 $8,698 $8,931 Growth: +311 +321 +228 +233 Highlights q Total deposits increased 13.9% (or $1.09 billion year over year), mainly Savings & MMDA (16.9%, or $560 million) q Deposits grew $233 million quarter over quarter driven by Savings and MMDA (5.0% or $185 million) 9.1% 20.6% 28.1% 42.2% 9.6% 21.5% 25.6% 43.3% $1.09 Billion Year Over Year Growth Savings and MMDA

14 Tangible Book Value Walkforward Q4 2013 - Q4 2014 Components of Changes in Tangible Book Value Per Share (net of tax) Q4 2013 EPS OCI ATM Equity Q4 2014 $7.90 $1.67 $0.43 $0.11 $0.10 $10.21 TBV/Share TBV/ShareOffering Compensation

15 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 $56 $48 $51 $43 $46 $74 $70 $64 $75 $68 $79 $85 $101 $86 $72 $93 $91 $72 $78 $78 Adversely Graded Loans and Non-Performing Assets Organic Acquired* NPA’s Adversely Graded Loans * Net of credit and interest rate discounts from acquisitions of $9 million and $19 million, respectively, as of 12/31/2014 $282 $48 Accruing TDRs total $85 million as of 12/31/2014 $302 $294 $288 $51 $264 $ in millions Special Mention Loans Classified Accruing Loans Non-Performing Loans OREO $60 $76 $98

16 Charge-Offs and Provision Q4 2014 Highlights Gross Charge Offs and Recoveries Net Charge Offs (Recoveries) and Rate Provision for Credit Losses q Recoveries of $3.4 million exceeded gross charge-offs of $2.6 million, resulting in net recoveries of $0.8 million q Annualized net recovery rate was 0.04%, compared to a net charge-off rate of 0.13% in 2013 q Provision for credit losses of $0.3 million was the result of continued improvement in historical credit losses and favorable recovery trends $ in millions Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 1.47% 1.46% 1.40% 1.38% 1.31% Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 0.13% (0.02)% (0.09)% (0.15)% (0.04)% $4.5 $2.1 $2.0 $1.0 $2.6 $(2.4) $(2.4) $(3.5) $(3.8) $(3.4) $4.3 $3.5 $0.5 $0.4 $0.3 $2.1 $(0.3) $(1.5) $(2.8) $(0.8) • • Loan Loss Provision ALLL/Total LoansNet Charge Offs (Recoveries)Net Charge Off (Recovery) Rate Gross Charge Offs Recoveries

17 13% 12% 11% 10% 9% 8% 7% Q4-13 Q1-14 Q2-14 Q3-14 Q4-14 12.4% 12.4% 12.4% 12.2% 11.7% 8.8% 8.8% 9.0% 9.0% 9.3% 7.4% 7.5% 7.9% 8.2% 8.6% Regulatory Capital Common Equity Capital Ratios $ in millions Total RBC Common Equity Tier 1 Tangible Common Equity Highlights q Tangible common equity improved more than 120 basis points year over year to 8.6% despite a 13.9% increase in total assets q Total Risk Based Capital ratio declined 70 basis points year over year to 11.7%, primarily as a result of the payoff of $70.5 million of SBLF Preferred Stock q Basel III Capital Ratios effective in 2015 are expected to reduce regulatory ratios by approximately 0.20%

18 Outlook 1st Quarter 2015 q Loan and Deposit Growth q Interest Margin q Operational Efficiency q Asset Quality

19 Forward-Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding guidance, outlook, or expectations relating to loan and deposit growth, interest margin, operating efficiency, and asset quality. The forward- looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include, among others: the risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressures among financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for credit losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements, whether written or oral, that may be made from time to time, set forth in this presentation to reflect new information, future events or otherwise.